Exhibit 99.1 Sarcomere Directed Therapies EMPOWERING MUSCLE EMPOWERING LIVES John, diagnosed with heart failure Jillian, diagnosed with HCM Chuck, diagnosed with ALSExhibit 99.1 Sarcomere Directed Therapies EMPOWERING MUSCLE EMPOWERING LIVES John, diagnosed with heart failure Jillian, diagnosed with HCM Chuck, diagnosed with ALS

Disclaimer This Presentation contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the “Act”). Cytokinetics disclaims any intent or obligation to update these forward-looking statements, and claims the protection of the Act's Safe Harbor for forward-looking statements. Examples of such statements include, but are not limited to, statements related Cytokinetics’ and its partners’ research and development and commercial readiness activities, including the initiation, conduct, design, enrollment, progress, continuation, completion, timing and results of clinical trials, projections regarding growing prevalence, low survival rates and market opportunity in heart failure; Cytokinetics’ commercial readiness for omecamtiv mecarbil; Cytokinetics’ ability to earn and receive milestone payments; the timing and results of clinical trials of AMG 594 and CK- 274; the timing of any potential commercial launch of our product candidates, if approved; commercial opportunities for our product candidates; Cytokinetics’ cash runway; interactions with the FDA; the properties, potential benefits and commercial potential of CK-274, omecamtiv mecarbil, AMG 594, reldesemtiv and Cytokinetics’ other drug candidates. Such statements are based on management's current expectations; but actual results may differ materially due to various risks and uncertainties, including, but not limited to, potential difficulties or delays in the development, testing, regulatory approvals for trial commencement, progression or product sale or manufacturing, or production of Cytokinetics’ drug candidates that could slow or prevent clinical development or product approval, including risks that current and past results of clinical trials or preclinical studies may not be indicative of future clinical trial results, patient enrollment for or conduct of clinical trials may be difficult or delayed, Cytokinetics’ drug candidates may have adverse side effects or inadequate therapeutic efficacy, the FDA or foreign regulatory agencies may delay or limit Cytokinetics’ or its partners’ ability to conduct clinical trials, and Cytokinetics may be unable to obtain or maintain patent or trade secret protection for its intellectual property; Astellas’, Amgen’s or Ji Xing’s decisions with respect to the design, initiation, conduct, timing and continuation of development activities for reldesemtiv, omecamtiv mecarbil or CK-274, respectively; Cytokinetics’ ability to satisfy and conditions to the sale of its royalty interest in mavacamten or disbursement of funding from RTW; Cytokinetics may incur unanticipated research, development and other costs or be unable to obtain financing necessary to conduct development of its products; standards of care may change, rendering Cytokinetics’ drug candidates obsolete; competitive products or alternative therapies may be developed by others for the treatment of indications Cytokinetics’ drug candidates and potential drug candidates may target; and risks and uncertainties relating to the timing and receipt of payments from its partners, including milestones and royalties on future potential product sales under Cytokinetics’ collaboration agreements with such partners. These forward-looking statements speak only as of the date they are made, and Cytokinetics undertakes no obligation to subsequently update any such statement, except as required by law. For further information regarding these and other risks related to Cytokinetics’ business, investors should consult Cytokinetics’ filings with the Securities and Exchange Commission. O V E R V I E W C A R D I A C C A N D I D A TE S S K E L E T A L C A N D I D A TE S C O R P O R A TE P R OF I L E 2Disclaimer This Presentation contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the “Act”). Cytokinetics disclaims any intent or obligation to update these forward-looking statements, and claims the protection of the Act's Safe Harbor for forward-looking statements. Examples of such statements include, but are not limited to, statements related Cytokinetics’ and its partners’ research and development and commercial readiness activities, including the initiation, conduct, design, enrollment, progress, continuation, completion, timing and results of clinical trials, projections regarding growing prevalence, low survival rates and market opportunity in heart failure; Cytokinetics’ commercial readiness for omecamtiv mecarbil; Cytokinetics’ ability to earn and receive milestone payments; the timing and results of clinical trials of AMG 594 and CK- 274; the timing of any potential commercial launch of our product candidates, if approved; commercial opportunities for our product candidates; Cytokinetics’ cash runway; interactions with the FDA; the properties, potential benefits and commercial potential of CK-274, omecamtiv mecarbil, AMG 594, reldesemtiv and Cytokinetics’ other drug candidates. Such statements are based on management's current expectations; but actual results may differ materially due to various risks and uncertainties, including, but not limited to, potential difficulties or delays in the development, testing, regulatory approvals for trial commencement, progression or product sale or manufacturing, or production of Cytokinetics’ drug candidates that could slow or prevent clinical development or product approval, including risks that current and past results of clinical trials or preclinical studies may not be indicative of future clinical trial results, patient enrollment for or conduct of clinical trials may be difficult or delayed, Cytokinetics’ drug candidates may have adverse side effects or inadequate therapeutic efficacy, the FDA or foreign regulatory agencies may delay or limit Cytokinetics’ or its partners’ ability to conduct clinical trials, and Cytokinetics may be unable to obtain or maintain patent or trade secret protection for its intellectual property; Astellas’, Amgen’s or Ji Xing’s decisions with respect to the design, initiation, conduct, timing and continuation of development activities for reldesemtiv, omecamtiv mecarbil or CK-274, respectively; Cytokinetics’ ability to satisfy and conditions to the sale of its royalty interest in mavacamten or disbursement of funding from RTW; Cytokinetics may incur unanticipated research, development and other costs or be unable to obtain financing necessary to conduct development of its products; standards of care may change, rendering Cytokinetics’ drug candidates obsolete; competitive products or alternative therapies may be developed by others for the treatment of indications Cytokinetics’ drug candidates and potential drug candidates may target; and risks and uncertainties relating to the timing and receipt of payments from its partners, including milestones and royalties on future potential product sales under Cytokinetics’ collaboration agreements with such partners. These forward-looking statements speak only as of the date they are made, and Cytokinetics undertakes no obligation to subsequently update any such statement, except as required by law. For further information regarding these and other risks related to Cytokinetics’ business, investors should consult Cytokinetics’ filings with the Securities and Exchange Commission. O V E R V I E W C A R D I A C C A N D I D A TE S S K E L E T A L C A N D I D A TE S C O R P O R A TE P R OF I L E 2

Sarcomere Directed Therapies OUR MISSION To bring forward new medicines to improve the healthspan of people with devastating cardiovascular and neuromuscular diseases of impaired muscle function. 3Sarcomere Directed Therapies OUR MISSION To bring forward new medicines to improve the healthspan of people with devastating cardiovascular and neuromuscular diseases of impaired muscle function. 3

VISION 2025

Leading with Science, **Delivering for Patients**

As always, we will support disease advocacy groups elevating the patient voice and live by our values of integrity, fairness and compassion in all that we do.



Our vision is to be the leading muscle biology biopharma company that meaningfully improves the lives of patients with diseases of impaired muscle function through access to our pioneering medicines

- **Achieve regulatory approvals for at least two drugs arising from our pipeline**
- **Build commercial capabilities to market and sell our medicines reflective of their innovation and value**
- **Generate sustainable and growing revenues from product sales**
- **Double our development pipeline to include ten therapeutic programs**
- **Expand our discovery platform to muscle energetics, growth and metabolism**
- **Be the science-driven company people want to join and partner with**

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE

4

How Do We Get There?

Exploit muscle biology roots

Measure pharmacodynamics of muscle function

Develop first-in-class, next-in class, best-in-class compounds

Expand contractility focus to muscle energetics, metabolism

Conduct rigorous, step-wise clinical research

De-risk development programs to increase POS

Optimize PK/PD relationships

Maintain continuity of engagement with leading KOLs



LEAD WITH SCIENCE
METHODICALLY INVESTIGATE
BUILD A FRANCHISE
THINK LIKE A PATIENT

Adopt customer-centric approach to portfolio management

Pioneer and lead: innovate, integrate and scale

Extend and expand through lifecycle management

Continually pursue back-ups, follow-ons, next-gen drug candidates

Engage early and often for input and guidance

Elevate patient voice

Improve function, performance and healthspan

Adapt trial design to facilitate participation

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE

5

Pipeline of Novel Muscle-Directed Drug Candidates



Research
Pre-Clinical
Phase 1
Phase 2
Phase 3
CARDIAC MUSCLE
Omecamtiv Mecarbil (Heart Failure)
AMGEN COLLABORATION
CK-274 (oHCM, nHCM, HFpEF)
RTW / JI XING COLLABORATION
CK-271
AMG 594 (Heart Failure, other)
AMGEN COLLABORATION
SKELETAL MUSCLE
Reldesemtiv (ALS)*
CK-601
Additional Skeletal Muscle Activators
ASTELLAS COLLABORATION
OTHER
Muscle Biology Directed Research
Myosin-Targeted
Troponin-Targeted
Research

* Astellas provides co-funding in exchange for low single-digit royalty
Investigational products – not approved as safe or effective for any indication

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE

6

Corporate Development Strategy



Organizational capacity
Propriety research & development
Commercial infrastructure
Diversified commercial cash flows sustain profitability
Multiple product launches catalyze revenue growth
2020
2021
2022
2023
2024
2025

- **Potential for $100M** short-term milestones
- **Potential for $300M** pre-commercial milestones
- **Escalating double-digit royalties in *omecamtiv mecarbil***
- **Potential for $300M** post-commercial milestones
- **Retained commercial rights and economics**

RTW Investments
CK-274
oHCM, nHCM
COMMITTED CAPITAL FOR DEVELOPMENT/LICENSING COLLABORATION IN CHINA

AMGEN
omecamtiv mecarbil
Heart Failure
CO-PROMOTION: NORTH AMERICA

astellas
reldesemtiv
ALS
CO-FUNDING PHASE 3 CLINICAL DEVELOPMENT

Above illustrative timelines are based on current assumptions and projections. All such timelines are subject to change andmay be materially delayed based on a variety of factors, including patient enrollment, clinical trial results, regulatory review, our partners' ability to manufacture products and oher factors.

Cytokinetics
OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE
7

Omecamtiv Mecarbil: Collaborations & Agreements

Amgen & Royalty Pharma

Amgen Collaboration

Purchase Option: 2006
Exercise Option Ex-Japan: 2009
Expanded to Include Japan/Purchase Equity: 2013
Received >$220M over 13 Years

Amgen responsible for development and commercialization subject to Cytokinetics' participation rights*

Cytokinetics could earn over $600M in milestone payments

Commercialization:

- Cytokinetics may receive escalating double-digit royalties
- Cytokinetics to co-fund Phase 3 development program
- Co-fund enables co-promote NA
- Cytokinetics reimbursed for certain sales force activities

*Servier has a sub-license from Amgen to commercialize *omecamtiv mecarbil* in Europe and certain other countries.

Royalty Monetization

Royalty Pharma paid $100M for 4.5% royalty on worldwide sales of *omecamtiv mecarbil*: 2017**

Cytokinetics gains right to co-promote *omecamtiv mecarbil*, if approved, in institutional care settings in North America, with reimbursement from Amgen for certain sales force activities

Joint commercial operating team responsible for commercialization program

- Royalty rate may increase up to additional 1% associated with timing of US approval
- Cytokinetics agreed to exercise option to co-invest $40M in Ph 3 development program in exchange for up to incremental 4% royalty on increasing worldwide sales outside of Japan
- Cytokinetics retains right to receive >$600M in additional potential milestone payments and escalating double-digit royalties that may exceed 20% on tiered worldwide sales outside Japan; lower royalty rate in Japan

*Comprised of $90M for royalty purchase and $10M for common stock purchase.

Cytokinetics
OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE
8

CK-3773274: Collaborations & Agreements

RTW Investments, LP & Ji Xing Pharmaceuticals Limited

RTW & Ji Xing Pharma Licensing Collaboration, Funding Commitments & Royalty Monetization

RTW Investments committed capital, funding and sale proceeds of $250M to Cytokinetics

Ji Xing Pharma to develop & commercialize CK-274 in China, subject to royalties and up to $200M in milestone payments

RTW Investments purchases equity and agrees to purchase royalty; provides access to capital for development of CK-274

Ji Xing Pharma

Ji Xing to develop & commercialize CK-274 in Greater China and Taiwan

Cytokinetics receives **$25M upfront**; eligible to receive **$200M** in development & commercial milestones & double-digit royalties on sales of CK-274 in licensed territory

RTW: Funding for Development of CK-274

Cytokinetics receives options for additional funding for further development of CK-274 in HCMs:

- Eligible for **$45M** in each of 2 tranches (upon initiation of global registration programs in oHCM and nHCM) in exchange for 2% royalty on sales in U.S. & certain European countries
- If **full $90M** received, Cytokinetics pays RTW 4% royalty on sales of CK-274 in U.S. & certain European countries, subject to royalty reductions for potential other indications

RTW: Other Purchases

RTW agrees to purchase Cytokinetics' royalty rights **on future sales of *mavacamten*** for **$85M**

RTW purchases **$50M of Cytokinetics' common stock** at $25 per share

Cytokinetics

INTRO ACTIVATE INHIBIT EMPOWER CLOSING

9

Reldesemtiv: Collaborations & Agreements

Astellas Collaboration

Cytokinetics has exclusive rights to *reldesemtiv*, CK-601 and other FSRAs

Cytokinetics has exclusive control and responsibility for development and commercialization of *reldesemtiv*, CK-601 and other fast skeletal regulatory activators

Astellas to pay certain costs up to $12M for potential Phase 3 clinical trial of *reldesemtiv* in ALS

Cytokinetics to pay Astellas low- to mid- single digit **royalty on sales** of *reldesemtiv* in certain countries

Astellas funds **joint research program** with 15 Cytokinetics employees through 2020

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE

10

Commercialization Strategy

Leveraging partnership with Amgen to finance the build of our commercial business

Amgen to reimburse Cytokinetics' commercialization costs in North America

Potential royalties and milestone payments from Amgen expected to support Cytokinetics' commercialization of CK-274, *reldesemtiv* in North America and Europe

AMGEN
omecamtiv mecarbil
Heart Failure

RTW Investments
CK-274
oHCM, nHCM

astellas
reldesemtiv
ALS

Focus to Concentrated Customer Segments (e.g. Centers of Excellence)



Cytokinetics
OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE
11

Sarcomere Directed Drug Development

CARDIAC MUSCLE

Omecamtiv Mecarbil

AMG 594

CK-274, CK-271

Cytokinetics

12

Tremendous Need Exists to Improve CV Care

Novel CV drugs are desperately needed to improve patient healthspan

Heart Disease the **Leading Cause of Death** in the US

#1 Heart disease *(185)*

#2 Cancer *(152)*

#3 Respiratory *(49)*

#4 Stroke *(38)*

2018 US Deaths per 100,000 Standard Population

CV Disease the **Leading Category in Healthcare Spend**

#1 Cardiovascular *($327B)*

#2 Musculoskeletal *($300B)*

#3 Respiratory *($231B)*

#4 Endocrine *($227B)*

2019 US Expenditure by Disease Category

Lack of innovation Exists Across CV Conditions

#1 Rare diseases
(211 drugs approved)

#2 Neurologic disease
(139 drugs approved)

#3 Cancer
(133 drugs approved)

#10 Cardiovascular
(43 drugs approved)
... and **just 4 drugs for HF**

# of Approved Drugs since 2010

Source: NCHS Data Brief, No. 355 January 2020, Peterson-KFF, Health System Tracker, PharmaProjects.

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE

13

Heart Failure: Growing Prevalence and Low Survival Rates 6 million people have heart failure in the United States Prevalence Expected to HF Survival Rates Worse than Some Increase by 46% from 2012 – 2030 Prevalent Cancers Men Women 10 9 8 7 6 +46% 5 8.3 4 3 5.7 2 1 0 2012 2030 Mozzafarian, et al. Circulation 2016; 133: e38-360 Mamas et al. Eur J Heart Fail. 2017 Sep;19(9):1095-104 O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A TE S C O R P O R A TE P R OF I L E 14 Number of cases (M)Heart Failure: Growing Prevalence and Low Survival Rates 6 million people have heart failure in the United States Prevalence Expected to HF Survival Rates Worse than Some Increase by 46% from 2012 – 2030 Prevalent Cancers Men Women 10 9 8 7 6 +46% 5 8.3 4 3 5.7 2 1 0 2012 2030 Mozzafarian, et al. Circulation 2016; 133: e38-360 Mamas et al. Eur J Heart Fail. 2017 Sep;19(9):1095-104 O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A TE S C O R P O R A TE P R OF I L E 14 Number of cases (M)

High Mortality and Hospital Readmission Rates

Acute heart failure is the most frequent cause of hospitalization in people > 65[1,2]

1 of 2 hospitalized HF patients are readmitted within 6 months[5]



Initial Hospitalization
<1 month post-discharge[4,6]
24% readmitted
60 days post-discharge[7]
~ 25-50% of patients expire or are re-hospitalized
<6 months post-discharge[5]
44% readmitted
1 year post-discharge[7,9]
~ 20-30% mortality after 1 year
<12 months post-discharge[3,10]
66% readmitted
5 years post-discharge[3,7,8]
~ 40-50% mortality after 5 years

1. Adams et al. *Am Heart J* 2006; 149:209-16
2. Chen et al. *JAMA* 2011;306:1669-78
3. Dickstein et al. *Eur Heart J* 2008;29:2388-442
4. Korda,, et al. *BMC Health Serv Res.* 2017;21;17(1):220.
5. Krumholz et al. *Arch Intern Med* 1997;15799 – 105
6. Krumholz et al. *Circ Cardiovasc Qual Outcomes* 2009;2(5):407-13
7. Loehr et al. *Am J Cardiol* 2008;101:1016-22
8. Roger et al. *Circulation* 2012;125:32-220
9. Shahar, et al. *J Card Fail* 2004; 10(5):374-9
10. Whellan et al. *Circulation* 2010 Jan;3(1):33-40

Cytokinetics
OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE
15

High Economic Burden of Heart Failure 1,2 Heart failure costs ~$123 billion annually, representing 33% of total Medicare budget Inpatient Admission Rates for HF Patients 1 6X Higher than Non-HF Patients 1800 1600 1400 1200 Heart failure is the most 1000 frequent diagnosis for 1,664 800 hospitalized Medicare 6X 1,2 600 patients in the US 400 200 272 0 Non-Heart Failure Heart Failure 1. Milliman Analysis of Medicare 5% Sample 2011-2012 (2012 index year, 2011 look back year) 2. Milliman Analysis of Medicare 5% Sample (2014 index year, 2013 look back year) and Office of the Actuary 2016 Board of Trustees Report. The costs only include Part A & B costs O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A TE S C O R P O R A TE P R OF I L E 16 Annual Inpatient Admits per 1,000High Economic Burden of Heart Failure 1,2 Heart failure costs ~$123 billion annually, representing 33% of total Medicare budget Inpatient Admission Rates for HF Patients 1 6X Higher than Non-HF Patients 1800 1600 1400 1200 Heart failure is the most 1000 frequent diagnosis for 1,664 800 hospitalized Medicare 6X 1,2 600 patients in the US 400 200 272 0 Non-Heart Failure Heart Failure 1. Milliman Analysis of Medicare 5% Sample 2011-2012 (2012 index year, 2011 look back year) 2. Milliman Analysis of Medicare 5% Sample (2014 index year, 2013 look back year) and Office of the Actuary 2016 Board of Trustees Report. The costs only include Part A & B costs O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A TE S C O R P O R A TE P R OF I L E 16 Annual Inpatient Admits per 1,000

Significant Unmet Need in HFrEF

Proprietary market research suggests need for novel therapy

Market research suggests need for novel therapy

Physicians say newly approved therapies have prolonged survival, decreased hospital visits, but still **see need for other therapies that reduce mortality**

Drugs that do not affect renal function

Most physicians recognize negative effect therapies such as aldosterone antagonists have **on renal function**

Drugs that do not affect BP

BP often limiting factor for up titration and therapy initiation

Need efficacious drugs **that do not result in hypotension**

Drugs that enhance cardiac performance

Need drugs that target **novel/more specific molecular targets**

Need targets other than the neurohormonal pathway;

Disease modifying therapies

Need drugs that safely enhance contractility

Increased EF most frequently mentioned desired measure

Drugs that increase QoL

Patient management will improve **with drugs that increase QoL**

Patient QoL decreases as they lose the ability to perform daily tasks

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE

17

Significant Unmet Need in HCM

Current therapies do not target underlying disease

HCM is an inherited cardiovascular disease

1 in 500 have genetic mutation

1 in 3200 have HCM

Subset of patients have progressive symptoms, atrial fibrillation, stroke, sudden death

Surgical intervention not permanent solution

Invasive therapy to reduce septal thickness is effective

Surgical myectomy or percutaneous ablation

Current medical therapy does not target underlying disease

Indirect mechanisms of action with systemic side effects

Variable efficacy, often inadequate

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE

18

Sarcomere Directed Drug Development

Cardiac muscle

The sarcomere is a molecular structure found in skeletal and cardiac muscle that enables cardiac myocytes to contract and generate force



Myosin
Activate
Omecamtiv Mecarbil
(Cardiac)
Inhibit
CK-274
(Cardiac)
Inhibit
CK-271
(Cardiac)
Troponin
Activate
AMG 594
(Cardiac)
Tropomyosin
Actin
Calcium
Thin filament
ATP
Myosin head
Myosin lever arm
Thick filament

19

Omecamtiv Mecarbil: Novel Mechanism Approach

Current Treatments



Myocardial Injury
Left ventricular systolic dysfunction
Systemic vasoconstriction, renal sodium, and water retention
Current Treatments Block SNS and RAAS*
ACE inhibitor (ACEI)
Angiotensin-receptor blocker (ARB)
Aldosterone antagonist
Beta blocker
Perceived reduction in circulating volume and pressure
Neurohumoral Activation of SNS and RAAS*
*SNS = Sympathetic Nervous System
RAAS = Renin-Angiotensin-Aldosterone System

Omecamtiv mecarbil



Sarcomere
Heart
Omecamtiv mecarbil is a selective cardiac myosin activator designed to improve heart muscle performance and increase the pumping function of the heart.

Cytokinetics
OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE
20

Omecamtiv Mecarbil: Pivotal Phase 3 Results Q4 2020

11 Phase 1 studies with over 300 patients, 7 Phase 2 trials with over 1,400 patients



First Cardiac Sarcomere Screen
First POC Isolated Hearts and *in vivo*
CK-1827452 First Synthesized
CK-1827452 Candidate Selection
First CTA/ Regulatory Filing
Phase 1 CY 1111
Amgen Option Agreement
Phase 2 CY 1121
Amgen Exercises Option
Initiate ATOMIC-AHF
Initiate COSMIC-HF
Initiate GALACTIC-HF
Phase 3
Initiate METEORIC-HF
ATOMIC-AHF
COSMIC-HF
GALACTIC-HF
METEORIC-HF

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE
21

What Did We Learn from COSMIC-HF?

COSMIC-HF

Phase 2 clinical trial of *omecamtiv mecarbil*

COSMIC-HF

- First demonstration of the **effectiveness of PK-guided dose titration to prevent excessive exposures to *omecamtiv mecarbil***
- **Demonstrated improvement** in several different measures that **predict improved prognosis**
  - Decreased left ventricular volumes
  - Decreased NT-proBNP
  - Decreased heart rate
- Demonstrated **favorable tolerability** over 20 weeks of treatment

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE

22

Dose-Dependent Increases in Cardiac Performance

Pharmacodynamic results from COSMIC-HF

COSMIC-HF


SET
LS Mean (SE) Change (msec)
40
35
30
25
20
15
10
5
0
p = 0.001
p < 0.001
Placebo
25 mg
All PK Titration
Stroke Volume
LS Mean (SE) Change (mL)
8
6
4
2
0
-2
-4
p = 0.004
p = 0.022
Placebo
25 mg
All PK Titration
LVFS
LS Mean (SE) Change (%)
5
4
3
2
1
0
p = 0.017
p = 0.013
Placebo
25 mg
All PK Titration
LVEF
LS Mean (SE) Change (%)
7.0
5.0
3.0
1.0
-1.0
p = 0.025
p = 0.063
Placebo
25 mg
All PK Titration

LVEF, left ventricular ejection fraction; LVFS, left ventricular fractional shortening;
SE, standard error; SET, systolic ejection time ; all p values are nominal without multiplicity adjustment.

Cytokinetics
OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE
23

Decreases in Physiology & Cardiac Risk Reductions in heart volume, oxygen demand & wall stress in COSMIC-HF LVEDV LVESV 10 0 5 -5 0 -10 -5 -10 -15 p = 0.062 p = 0.021 -15 -20 p = 0.019 p = 0.005 -20 -25 Placebo 25 mg All PK Titration Placebo 25 mg All PK Titration Heart Rate NT-proBNP 0 0 -1 P = 0.14 -300 -2 P = 0.007 -600 P = 0.007 -3 P = 0.087 -4 -900 P < 0.0001 P = 0.007 -5 -1200 4 8 12 16 20 Baseline 4 8 12 16 20 Baseline Weeks 2715 ± 258 pg/mL Weeks LVESV left ventricular end systolic volume; LVEDV left ventricular end diastolic volume All p values are nominal without multiplicity adjustment O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A TE S C O R P O R A TE P R OF I L E 24 LS Mean (SE) Change (bpm) LS Mean (SE) Change (mL) LS Mean (SE) Change (pg/mL) LS Mean (SE) Change (mL)Decreases in Physiology & Cardiac Risk Reductions in heart volume, oxygen demand & wall stress in COSMIC-HF LVEDV LVESV 10 0 5 -5 0 -10 -5 -10 -15 p = 0.062 p = 0.021 -15 -20 p = 0.019 p = 0.005 -20 -25 Placebo 25 mg All PK Titration Placebo 25 mg All PK Titration Heart Rate NT-proBNP 0 0 -1 P = 0.14 -300 -2 P = 0.007 -600 P = 0.007 -3 P = 0.087 -4 -900 P < 0.0001 P = 0.007 -5 -1200 4 8 12 16 20 Baseline 4 8 12 16 20 Baseline Weeks 2715 ± 258 pg/mL Weeks LVESV left ventricular end systolic volume; LVEDV left ventricular end diastolic volume All p values are nominal without multiplicity adjustment O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A TE S C O R P O R A TE P R OF I L E 24 LS Mean (SE) Change (bpm) LS Mean (SE) Change (mL) LS Mean (SE) Change (pg/mL) LS Mean (SE) Change (mL)

Neutral or Improved Measures of Diastolic Function

COSMIC-HF

Improved systolic function with no negative impact on diastolic function



E/e'
Change in E/e' ratio
1
0
-1
-2
p=0.1355
p=0.6718
Placebo
25 mg Fixed Dose
PK Titration



IVRT
Change in IVRT (ms)
10
5
0
-5
p<0.0001
p<0.0001
Placebo
25 mg Fixed Dose
PK Titration



TR Velocity
Change in TR velocity (cm/s)
10
0
-10
-20
-30
p=0.9767
p=0.0055
Placebo
25 mg Fixed Dose
PK Titration



Diastolic Filling Time
20
10
0
-10
-20
-30
p=0.221
p=0.877
Placebo
25 mg Fixed Dose
PK Titration

IVRT=isovolumic relaxation time
TR=tricuspid regurgitation

Cytokinetics
OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE
25

Improvements in Symptoms Change from Baseline in KCCQ Total Symptoms Score at Week 20 4.9-point improvement p= 0.03 14 12 10 8 6 4 2 0 Placebo OM 25 mg BID PK-titration Change from Baseline in KCCQ Subdomain Scores at Week 20 Symptom Frequency Symptom Burden 12 18 16 10 14 8 12 10 6 8 4 6 4 2 2 0 0 Placebo OM 25 mg BID PK-titration Placebo OM 25 mg BID PK-titration CI: confidence interval O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A TE S C O R P O R A TE P R OF I L E 26 Mean (95% CI) Change Mean (95% CI) Change Mean (95% CI) ChangeImprovements in Symptoms Change from Baseline in KCCQ Total Symptoms Score at Week 20 4.9-point improvement p= 0.03 14 12 10 8 6 4 2 0 Placebo OM 25 mg BID PK-titration Change from Baseline in KCCQ Subdomain Scores at Week 20 Symptom Frequency Symptom Burden 12 18 16 10 14 8 12 10 6 8 4 6 4 2 2 0 0 Placebo OM 25 mg BID PK-titration Placebo OM 25 mg BID PK-titration CI: confidence interval O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A TE S C O R P O R A TE P R OF I L E 26 Mean (95% CI) Change Mean (95% CI) Change Mean (95% CI) Change

Troponins: Small Increases, Unrelated to Exposures to Omecamtiv Mecarbil COSMIC-HF • Baseline troponin I levels were above the diagnostic limit for myocardial infarction (0.04 ng/mL) for ~25% in COSMIC-HF • Events of increased troponin I (n=278 across all treatment groups) were independently adjudicated and none Troponin I Levels in COSMIC-HF (ng/mL) were determined to be myocardial Placebo 25 mg BID All PK Titration All OM ischemia or Median at Baseline 0.025 0.022 0.022 0.022 1 infarction. (Q1, Q3) (0.016, 0.041) (0.016, 0.039) (0.016, 0.042) 0.016, 0.040 Median Change from 0.000 0.001 0.006 0.004 Baseline to Week 20 (-0.007, 0.004) (0.000, 0.012) (0.000, 0.024) (0.000, 0.019) (Q1, Q3) 1. Teerlink, et al. The Lancet 2016; 2895-2903 O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A TE S C O R P O R A TE P R OF I L E 27Troponins: Small Increases, Unrelated to Exposures to Omecamtiv Mecarbil COSMIC-HF • Baseline troponin I levels were above the diagnostic limit for myocardial infarction (0.04 ng/mL) for ~25% in COSMIC-HF • Events of increased troponin I (n=278 across all treatment groups) were independently adjudicated and none Troponin I Levels in COSMIC-HF (ng/mL) were determined to be myocardial Placebo 25 mg BID All PK Titration All OM ischemia or Median at Baseline 0.025 0.022 0.022 0.022 1 infarction. (Q1, Q3) (0.016, 0.041) (0.016, 0.039) (0.016, 0.042) 0.016, 0.040 Median Change from 0.000 0.001 0.006 0.004 Baseline to Week 20 (-0.007, 0.004) (0.000, 0.012) (0.000, 0.024) (0.000, 0.019) (Q1, Q3) 1. Teerlink, et al. The Lancet 2016; 2895-2903 O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A TE S C O R P O R A TE P R OF I L E 27

Prognostic Implications: NT-proBNP and Remodeling

Studies demonstrate correlation with cardiovascular outcomes

Patients in PARADIGM-HF who had significant reductions in NT-proBNP had lower rates of CV death or heart failure hospitalization[1]

Meta-analysis of drug/device therapies demonstrated association between LV remodeling and longer-term effects on mortality in patients with LVD[2]



JACC
JOURNAL OF THE AMERICAN COLLEGE OF CARDIOLOGY
Prognostic Implications of Changes in N-Terminal Pro-B-Type Natriuretic Peptide in Patients With Heart Failure
Quantitative Evaluation of Drug or Device Effects on Ventricular Remodeling as Predictors of Therapeutic Effects on Mortality in Patients With Heart Failure and Reduced Ejection Fraction
A Meta-Analytic Approach

1. *Zile et al.* JACC 2016; 68(22); 2425-2436
2. *Kramer et al.* JACC 2010;56(5):392-406

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE

28

Pivotal Phase 3 Trial Completed Enrollment

GALACTIC-HF continuing following second planned interim analysis

GALACTIC-HF

Topline results expected in Q4 2020

Overview
Enrolled 8,256 patients at ~1,000 sites in 35 countries
Primary Endpoint
Composite of time to cardiovascular (CV) death or first HF event*, whichever occurs first
Secondary Endpoints
• Time to CV death • Change in Kansas City Cardiomyopathy Questionnaire Total Symptoms Score (KCCQ TSS) from baseline to Week 24 • Time to first HF hospitalization • Time to all-cause death

Key Design Points

- Dose optimization based on trough concentration of *omecamtiv mecarbil* at 2 weeks and 6 weeks
- High risk patients enrolled from inpatient and outpatient settings
- Designed to provide 90% statistical power to assess risk of CV death

*An HF event defined as the presentation of the subject for an urgent, unscheduled clinic/office/ED visit, or hospital admission, with a primary diagnosis of HF, where the patient exhibits new or worsening symptoms of HF on presentation, has objective evidence of new or worsening HF, and receives initiation or intensification of treatment specifically for HF (Hicks et al, 2015). Changes to oral diuretic therapy do not qualify as initiation or intensification of treatment.

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE

29

Clinical Trial Overview

GALACTIC-HF



Chronic HFrEF patients currently hospitalized for a primary reason of HF or with history of hospitalization or ER/ED admission for a primary reason of HF within 1 year
Screening
Randomization 1:1
Stratified by Patient Subsets and Region
Omecamtiv mecarbil + SoC
Starting dose: 25mg PO BID
Placebo + SoC
Follow the same study procedures as OM group to ensure blinding
EOS
Study Visits
D1
W2
W4
W6
W8
W12
W24
W36
W48
Q16W
PK assessment for dose adjustment
PK assessment

Cytokinetics

OVERVIEW **CARDIAC CANDIDATES** SKELETAL CANDIDATES CORPORATE PROFILE

30

GALACTIC-HF: Design Paper & Interim Analyses

GALACTIC-HF

- **Passed first interim analysis: Q1 2019**
  - Assessed futility only (HR>1.0)
  - Triggered at 1/3 of target 1,590 deaths
- **Passed second interim analysis: Q1 2020**
  - Assessed futility & superiority
  - Triggered at 2/3 of target 1,590 deaths
  - Superiority: p-value for efficacy <0.0005 (one-sided alpha)

JACC Heart Failure


FEATURED STATE-OF-THE-ART REVIEW

Omecamtiv Mecarbil in Chronic Heart Failure With Reduced Ejection Fraction

Rationale and Design of GALACTIC-HF

Cytokinetics
OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE
31

Baseline Characteristics: High Risk Population

GALACTIC-HF

- 8,256 patients enrolled in 35 countries
- Population at high risk for cardiovascular events despite being well-treated on standard of care
  - Inpatient population: **25%**
  - Time from most recent HF hospitalization/ED visit (months), median (Q1-Q3): **2 (1-5)**
  - NT-proBNP, median (Q1–Q3): **1,998 pg/mL (990-4,078)**
  - LVEF, mean: **27%**
  - ENTRESTO® use: **19%**

	Overall (N=8,256)	Inpatient (N=2,083)	Outpatient (N=6,173)
Time from most recent HF hospitalization/ ED visit (months), median (Q1-Q3)	2 (1-5)	-	3 (2-6)
Age (years), mean (SD)	65 (11)	65 (11)	64 (11)
Male, %	79	80	78
White, %	78	82	76
LVEF (%), mean (SD)	27 (6)	27 (6)	27 (6)
NYHA Class II/III/IV, %	53/ 44/ 3	37/ 57/ 6	59/ 39/ 2
NT-proBNP (pg/mL), median (Q1-Q3)	1998 (990-4078)	2509 (1240-5133)	1884 (923-3772)
Ischemic Heart Disease Etiology, %	55	56	54
KCCQ Total Symptom Score, mean (SD)	66 (25)	53 (25)	71 (23)
Atrial Fibrillation or Flutter History, %	42	48	40
Chronic Kidney Disease, %	36	39	35
eGFR (mL/min/1.73m²), median (Q1-Q3)	59 (44-74)	54 (41-70)	60 (45-75)
SBP (mmHg), mean (SD)	117 (15)	114 (14)	117 (16)
ACEi, ARB or ARNi, %	87	83	88
ARNi (ENTRESTO®) %	19	14	19
Beta Blocker, %	94	93	95
MRA, %	77	81	76
Diuretics other than MRAs, %	90	92	89
Digitalis Glycosides, %	17	17	17
SGLT2 Inhibitors, %	3	3	3

Cytokinetics
OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE
32

Comparing Patients in Large Heart Failure Trials

Highest risk patients in VICTORIA; lower risk in PARADIGM-HF, DAPA-HF

GALACTIC-HF

	GALACTIC-HF (N=8,256)	VICTORIA (N=5,050)	PARADIGM-HF (N=8,339)	DAPA-HF (N=4,744)
Age (y, mean (SD))	65 (11)	67.3 (12.2)	63.8 (11.4)	66 (11)
Race				
White	6,358 (77.0%)	3,239 (64.1%)	5,544 (65.7%)	3,333 (70.2%)
Black or African American	561 (6.7%)	249 (4.9%)	428 (5.1%)	226 (4.7%)
Asian	710 (8.6%)	1,132 (22.4%)	1,509 (17.9%)	1,109 (23.3%)
Other	627 (7.6%)	430 (8.5%)	918 (11.0%)	76 (1.6%)
Geographic Region				
Eastern Europe	2,705 (32.7%)	1,694 (33.5%)	2,826 (33.5%)	1,604 (33.8%)
Western Europe	1,921 (23.3%)	889 (17.6%)	2,051 (24.3%)	550 (11.6%)
Asia Pacific	670 (8.1%)	1,183 (23.4%)	1,487 (17.6%)	1,096 (23.1%)
Latin and South America	1,575 (19.1%)	724 (14.3%)	1,433 (17.0%)	816 (17.2%)
North America	1,386 (16.8%)	560 (11.1%)	602 (7.1%)	678 (14.3%)
Ejection fraction at screening (% mean (SD))	**26.6 (6.3)**	**28.9 (8.3)**	**29.5 (6.2)**	**31.1 (6.8)**
Concomitant Medications				
ACE-I or ARB	5,803 (70.3%)	3,700 (73.4%)	8,339 (100%)	3,986 (83.6%)
Beta blocker	7,763 (94.0%)	4,691 (93.1%)	7,811 (93.6%)	4,558 (96.0%)
MRA	6,363 (77.1%)	3,545 (70.3%)	4,671 (55.3%)	3,370 (71.0%)
ARNI sacubitril/valsartan	1.595 (19.3%)	731 (14.5%)	-	508 (10.7%)
NT-proBNP at Screening (pg/ml, median (25th, 75th))	**1,998** (990-4078)	**2,816** (1556-5314)	**1,608** (886-3,221)	**1,428** (857-2,649)
NYHA Class at Baseline				
Class II	4,376 (53.0%)	2,975 (59.0%)	5,919 (70.1%)	3,203 (67.5%)
Class III	**3,633 (44.0%)**	**2,003 (39.7%)**	**2,018 (23.9%)**	1,498 (31.6%)
Class IV	**248 (3.0%)**	66 (1.3%)	60 (0.7%)	43 (0.9%)

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE

33

Second Phase 3 Clinical Trial Underway

Investigating effect of *omecamtiv mecarbil* on exercise tolerance

METEORIC-HF

Trial enrolling patients in 9 countries in North America and Europe

Primary Endpoint
Change in peak VO2 on CPET from baseline to Week 20

Second Endpoints
• Change in total workload during CPET from baseline to Week 20 • Change in ventilatory efficiency (VE/VCO2 slope) during CPET from baseline to Week 20 • Change in average daily activity units measured over 2 weeks from baseline to Week 18-20 by accelerometry

Study Plan	
Total Countries Planned	9
Active Countries	4
Total Sites Planned	92
Activated Sites	69
Total Patients Planned	270

Key Design Points

- Designed to enroll approximately 270 patients
- 90% power
- Patients must have LVEF ≤35 percent, be NYHA heart failure class II or III, and have reduced exercise capacity
- Patients randomized 2:1 to *omecamtiv mecarbil*

VO2 = Oxygen Uptake; CPET = Cardio-Pulmonary Exercise Testing; VE = Ventilatory Efficiency

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE

34

Clinical Trial Overview

METEORIC-HF



Subjects with chronic HFrEF and reduced exercise capacity
Screening
Randomized 2:1 (omecamtiv mecarbil: placebo)
Omecamtiv mecarbil + SoC
Starting dose 25mg BID; titrated by PK to 25, 37.5 or 50 mg BID
Placebo + SoC
"Titrated" to maintain study blind
End of Study
Study Visits
Screen
W-2
D1
W2
W4
W6
W8
W14
W20
W24
OM Concentration
Dose Adjustment
CPET
Echocardiogram*
Actigraphy

*Screening echocardiogram is not required if an appropriate LVEF assessment has been performed within one year

Cytokinetics
OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE
35

Commercial Opportunity for New Heart Failure Therapy $1.7B sold in 2019; Q1 2020 sales increased 62% year over year ® Entresto Global Product Sales (M) 1.7bn US Ex-US 569 518 1.0bn 430 421 357 318 507m 271 239 200 185 128 110 84 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2017 2018 2019 2020 *As with all products in Phase 3, the product profile achieved by omecamtiv mecarbil in GALACTIC-HF is required to provide a better understanding of the expected revenue. Source: Novartis public quarterly results presentations O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A TE S C O R P O R A TE P R OF I L E 36Commercial Opportunity for New Heart Failure Therapy $1.7B sold in 2019; Q1 2020 sales increased 62% year over year ® Entresto Global Product Sales (M) 1.7bn US Ex-US 569 518 1.0bn 430 421 357 318 507m 271 239 200 185 128 110 84 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2017 2018 2019 2020 *As with all products in Phase 3, the product profile achieved by omecamtiv mecarbil in GALACTIC-HF is required to provide a better understanding of the expected revenue. Source: Novartis public quarterly results presentations O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A TE S C O R P O R A TE P R OF I L E 36

Commercial Readiness for *Omecamtiv Mecarbil*

Multiple workstreams in progress to prepare for successful commercial launch

Educate heart failure market	Assess impact for value proposition	Determine areas of differentiation for HCPs	Cultivate advocacy for heart failure patients


Take a closer look at cardiac muscle function


IN HFrEF HEARTS
CONTRACTILITY DRIVES PERFORMANCE
AMGEN
Cytokinetics
SERVIER

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE

37

CK-274: Next-In-Class Cardiac Myosin Inhibitor

Potential treatments for patients with HCM


Myosin

- Discovered by company scientists independent of collaborations
- Selective allosteric inhibitor of cardiac myosin
- No inhibition of smooth muscle myosin observed
- Potential *in vivo* pharmacodynamic advantages related to distinctive binding site
- Optimized to minimize potential drug-drug interactions
- High oral bioavailability observed across pre-clinical species
- Clear pharmacokinetic/pharmacodynamic (PK/PD) relationship observed
- Shallow exposure-response relationship
- Projected once daily dosing to reach steady state in patients expeditiously
- **Goal: Enable flexible and convenient dose optimization in humans as may contribute to its efficacy and safety profile**

Cytokinetics
OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE
38

SAD & MAD Results Support Progression to Phase 2 Phase 1: CK-274 was well tolerated in healthy participants, no SAEs* MAD PK: Steady-State Achieved After 14 SAD PK: Absorption and Elimination Generally Dose Days of Dosing Proportional Steady-state 600 150 attained 5 mg qd x 14d 10 mg qy x 14d 3,000 400 100 2,000 Through samples only 200 50 1,000 Last dose 0 0 0 1 3 10 25 40 50 1 3 10 25 40 50 0 2 4 6 8 10 12 14 16 18 20 Dose (mg) Dose (mg) Nominal Day *No SAEs and no clinically meaningful changes in vital signs, ECGs, or laboratory tests Data points represent mean ± standard error of the mean Cmax = maximum drug plasma concentration; AUC = area under the plasma concentration curve; SAD = single ascending dose; d = day; qd = once daily O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A TE S C O R P O R A TE P R OF I L E 39 C (ng/mL) max AUC (ng/mL) 24 CK-274 (ng/mL)SAD & MAD Results Support Progression to Phase 2 Phase 1: CK-274 was well tolerated in healthy participants, no SAEs* MAD PK: Steady-State Achieved After 14 SAD PK: Absorption and Elimination Generally Dose Days of Dosing Proportional Steady-state 600 150 attained 5 mg qd x 14d 10 mg qy x 14d 3,000 400 100 2,000 Through samples only 200 50 1,000 Last dose 0 0 0 1 3 10 25 40 50 1 3 10 25 40 50 0 2 4 6 8 10 12 14 16 18 20 Dose (mg) Dose (mg) Nominal Day *No SAEs and no clinically meaningful changes in vital signs, ECGs, or laboratory tests Data points represent mean ± standard error of the mean Cmax = maximum drug plasma concentration; AUC = area under the plasma concentration curve; SAD = single ascending dose; d = day; qd = once daily O V E R V I E W C A R D I A C C A N D I D A T E S S K E L E T A L C A N D I D A TE S C O R P O R A TE P R OF I L E 39 C (ng/mL) max AUC (ng/mL) 24 CK-274 (ng/mL)

CY 6011: MAD Pharmacokinetic Parameters

Half-Life of CK-274 at Steady-State was ~81 hours (3.4 days) On Average

PK Parameter, Geometric Mean (%CV)*	5 mg (6)	7.5 mg (6)	10 mg (6)
Dose (n)	5 mg (6)	7.5 mg (6)	10 mg (6)
C_{max} (ng/mL)	69 (23.2%)	148 (39.5%)	141 (19.7%)
t_{max} (h)	2.75 (1.5–4)	1.0 (0.5–5)	2.5 (0.5–3)
AUC_{24} (ng•h/mL)	1,321 (23.0%)	2,518 (25.8%)	2,631 (22.8%)
$t_{1/2}$ (h)	86.3 (11.9)	76.9 (14.5)	79.7 (14.1)
AR	4.71	4.5	4.79

Shallow Exposure-Response Relationship Observed Preclinically Appears to Have Translated to Humans, May Enable Flexible Dose Optimization in Humans

PK/PD Relationship of CK-274 for Ejection Fraction (LVEF)



100
80
60
40
20
0
LVEF (% of Baseline)
Human
Dog
0.0001
0.001
0.010
0.100
1.000
Free Plasma Concentration (μmol/L)

Graphs show LVEF as a function of exposure; data points represent observed values in dogs and humans.

Decrease in LVEF as function of exposure is similar in humans and dogs.

*Except data for tmax shown as median (minimum-maximum), and t½ shown as the arithmetic mean (standard deviation).
AR (accumulation ratio) calculated as (AUC24 on Day 14 or 17)/(AUC24 on Day 1).
%CV = percent coefficient of variation; Cmax = maximum plasma concentration; AUC24 = area under the plasma concentration curve;
MAD = multiple ascending dose; t½ = apparent plasma terminal elimination half-life; tmax = time to maximum observed plasma concentration.

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE

40

Phase 2 Clinical Trial Design

REDWOOD HCM

Two sequential dose-finding cohorts (optional 3rd cohort)



Patients with symptomatic oHCM, and resting or provoked LVOT gradient ≥ 50 mmHg
Screening
Randomization
2
1
CK-3773274 + SoC
Placebo + SoC
End of Study
Study Visits
Screen
W-1
D1
W2
W4
W6
W9
W10
W12
W14
Dose 1
Dose 2
Dose 3
IP Dosing
PK
Echocardiogram

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE

41

CK-274: Clinical Development Plan for HCM


Phase 1
Safety, PK & PD
Phase 2
Proof of Concept, Dose Finding
Phase 3
Pivotal Studies
IND Filed
SAD & MAD
Healthy Volunteers
Safe & tolerated dose with desired PD effects
oHCM patients
Placebo Controlled
Echocardiography Endpoints
Improved LVOT gradient
oHCM patients
Exercise Endpoint (peak VO2)
NDA
NDA: Potential for approval based on a single Ph3 study with an exercise endpoint
Extension study
Long-term safety & efficacy
Proof of activity in nHCM pts
Pivotal study in nHCM

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE
42

Obstructive HCM: Potential Phase 3 Trial Endpoints

- **CPET – Cardiopulmonary exercise testing**
  - Peak VO_2 (oxygen uptake)
  - V_E/VCO_2 (ventilatory efficiency)
  - OUES (oxygen uptake efficiency slope)
- **NYHA class**
- **Echocardiographic parameters** – LVOT gradient, LVEF, LVFS, GLS
- **Biomarkers** – NT-proBNP, Troponins
- **PROs – Patient-Reported Outcomes**
  - PROMIS scores – Dyspnea, Fatigue, Physical Function
  - HCM-specific instruments currently being validated



Cytokinetics
OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE
43

Non-Obstructive HCM: Human Model of HFpEF Subgroup

nHCM patients with similarities to subgroups of HFpEF patients with hypercontractility

Symptoms and Pathophysiology are Similar in Both Conditions

Symptoms	Pathophysiology
Dyspnea	Increased Contractility
Exercise Capacity Diminished	Left Ventricular Hypertrophy
Peripheral Edema	Diastolic Dysfunction
Fatigue	Increased LV Filling Pressure

nHCM


LVP (mmHg)
LVV (mL)

HFpEF Subgroup


PRESSURE (mm Hg)
VOLUME (mL)
250
200
150
100
50
0
0
50
100
150
200

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE
44

Novel Approach Addresses Multiple Unmet Patient Needs

No FDA Approved Therapies

Obstructive HCM

oHCM


CK-274
(Cardiac myosin Inhibitor)

nHCM

Non-Obstructive HCM

HFpEF

Heart Failure with Preserved Ejection Fraction

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE

45

CV Franchise: Building to Improve Patient Healthspan

- Build leading CV commercial organization supported by Amgen collaboration
- Successfully launch, *omecamtiv mecarbil*, for patients with HFrEF
- Leverage commercial organization to bring CK-274 & other molecules to market
- Expand CV pipeline internally and through novel partnerships
- Improve CV patient healthspan

Today → **Tomorrow**

Leverage deep **leadership in cardiac muscle biology,** to develop and commercialize innovative medicines for CV disease

Meaningfully **improve the healthspan of CV patients** with an initial focus on HFrEF and HCM

Cytokinetics
OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE
46

Building Synergistic Commercial Capabilities

Building Today…

Building commercial organization focused on hospitalized CV patients and HCPs to optimize opportunity for *omecamtiv mecarbil*

- Leverage funding from Amgen collaboration
- Cultivate advocacy with CV patients and HCPs

To Lead Tomorrow

Establish Cytokinetics as a CV leader by leveraging commercial capabilities for future product launches

- Significant overlap between HFrEF & HCM accounts
- Simultaneously gain experience in HFrEF & HCM

6,000+ Hospitals and CoEs in US → Highest Value Hospitals & CoEs → **~75% HFrEF Patients** **~78% HCM Patients**

IQVIA HPD – Q3'18 – Q2'19

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE

47

Sarcomere Directed Drug Development SKELETAL MUSCLE Reldesemtiv CK-601 48Sarcomere Directed Drug Development SKELETAL MUSCLE Reldesemtiv CK-601 48

Sarcomere Directed Drug Development

Skeletal muscle

The sarcomere is a molecular structure found in skeletal and cardiac muscle that enables skeletal myocytes to contract and generate force



Troponin
Activate
Reldesemtiv
(Skeletal)
Activate
CK-601
(Skeletal)
Tropomyosin
Actin
Calcium
Thin filament
ATP
Myosin head
Myosin lever arm
Thick filament

49

Phase 2 Clinical Trial in ALS

FORTITUDE ALS

Results presented at American Academy of Neurology 2019

Parallel group, dose ranging study enrolled 458 patients with ALS in the US, Canada, Australia and Europe evaluating change from baseline in the percent predicted slow vital capacity (SVC) at 12 weeks of treatment with *reldesemtiv* or placebo



Double-Blind, Placebo-Controlled: 12 weeks
Screening
2 weeks
Placebo (n = 110)
150 mg BID (n = 110)
300 mg BID (n = 110)
450 mg BID (n = 110)
Follow-up
4 weeks
Randomization 1:1:1:1
End of Dosing

Cytokinetics

OVERVIEW CARDIAC CANDIDATES **SKELETAL CANDIDATES** CORPORATE PROFILE

50

Primary Endpoint: SVC Change from baseline in percent predicted SVC at week 12 -6.46 -4.97 -4.62 -4.58 0 -1 -2 -3 Primary Analysis* P = 0.11 -4 for weighted -5 dose-response relationship -6 -7 * -8 -9 Placebo 150 mg BID 300 mg BID 450 mg BID *Based on Mixed Model for Repeated Measures (MMRM) with the contrasts of (-5, -1, 3, 3) for placebo, reldesemtiv 150 mg, 300 mg and 450 mg BID, respectively O V E R V I E W C A R D I A C C A N D I D A TE S S K E L E T A L C A N D I D A T E S C O R P OR A T E P R O F IL E 51 Percent Predicted SVC Change From Baseline at Week 12 (95% CI)Primary Endpoint: SVC Change from baseline in percent predicted SVC at week 12 -6.46 -4.97 -4.62 -4.58 0 -1 -2 -3 Primary Analysis* P = 0.11 -4 for weighted -5 dose-response relationship -6 -7 * -8 -9 Placebo 150 mg BID 300 mg BID 450 mg BID *Based on Mixed Model for Repeated Measures (MMRM) with the contrasts of (-5, -1, 3, 3) for placebo, reldesemtiv 150 mg, 300 mg and 450 mg BID, respectively O V E R V I E W C A R D I A C C A N D I D A TE S S K E L E T A L C A N D I D A T E S C O R P OR A T E P R O F IL E 51 Percent Predicted SVC Change From Baseline at Week 12 (95% CI)

Change From Baseline: All Active vs Placebo*

FORTITUDE ALS

Results support progression to potential Phase 3 clinical trial

SVC Change From Baseline
(All Active vs Placebo)



LS Mean (±SE) of Change in Percent Predicted SVC From Baseline
0.0
-2.5
-5.0
-7.5
-10.0
*P = 0.10
LS Mean (SE) Difference in Change of % Predicted SVC 1.7 (1.1)
Relative reduction of 27% in decline of percent predicted SVC compared with placebo
12 Weeks of Dosing
Off Drug
Baseline
Week 2
Week 4
Week 8
Week 12
Week 16/ Follow-up
Visit
Study Treatment: Placebo All Active

ALSFRS-R Change From Baseline
(All Active vs Placebo)



LS Mean (±SE) of Change in Functional Rating Scale – Revised (ALSFRS-R) From Baseline
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
*P = 0.01
LS Mean (SE) Difference in Change of ALSFRS-R 0.9 (0.3)
Relative reduction of 25% in drop of ALSFRS-R compared to placebo
12 Weeks of Dosing
Off Drug
Baseline
Week 2
Week 4
Week 8
Week 12
Week 16/ Follow-up
Visit
Study Treatment: Placebo All Active

*post hoc analysis
FORTITUDE-ALS did not achieve statistical significance, but patients on all dose groups of *reldesemtiv* declined less than patients on placebo

Cytokinetics
OVERVIEW CARDIAC CANDIDATES **SKELETAL CANDIDATES** CORPORATE PROFILE
52

Subgroup Analyses* ALSFRS-R Total Score Percent Predicted SVC No. of Patients LSM Difference No. of Patients LSM Difference (pbo/reldesemtiv) (95% Cl) Estimate P value (pbo/reldesemtiv) (95% Cl) Estimate P value Percent predicted SVC at baseline Percent predicted SVC at baseline <80 38/102 1.037 0.5935 <80 43/109 1.588 0.0089 ≥80 52/187 2.135 0.0834 ≥80 57/196 0.264 0.5296 ALSFRS-R total score at baseline ALSFRS-R total score at baseline <Median (38.0) 43/118 2.886 0.1.41 <Median (38.0) 48/129 1.107 0.0585 ≥Median (38.0) 47/171 0.451 0.7146 ≥Median (38.0) 52/176 0.685 0.0987 ALSAQ-5 total score at baseline ALSAQ-5 total score at baseline <150 49/159 0.568 0.6689 <150 52/164 0.266 0.5025 ≥150 41/130 3.489 0.0287 ≥150 48/141 1.598 0.0055 Anatomic site of disease onset Anatomic site of disease onset Limb 73/234 2.309 0.0448 Limb 80/245 0.872 0.0279 Bulbar 17/55 -0.027 0.9923 Bulbar 20/60 0.861 0.2194 Time since ALS symptom onset Time since ALS symptom onset <2 Years 50/188 0.530 0.7211 <2 Years 56/199 1.422 0.0025 ≥2 Years 40/101 3.640 0.0094 ≥2 Years 44/106 0.475 0.3439 Time since ALS diagnosis Time since ALS diagnosis <1 Year 65/210 0.819 0.5263 <1 Year 71/225 1.123 0.0101 ≥1 Year 25/79 4.237 0.0172 ≥1 Year 29/80 0.359 0.5350 <6 Months 39/130 1.230 0.4538 <6 Months 42/137 1.359 0.0154 ≥6 Months 51/159 2.285 0.1024 ≥6 Months 58/168 0.566 0.1820 Pre-study rate of disease progression Pre-study rate of disease progression (ALSFRS-R total score reduction per month) (ALSFRS-R total score reduction per month) st st 1 tertile ≤(0.3667) 29/107 0.663 0.6361 1 tertile ≤(0.3667) 32/110 0.389 0.4298 nd nd 2 tertile > (0.3667) – (0.6673) 35/94 2.960 0.0976 2 tertile > (0.3667) – (0.6673) 38/99 0.987 0.0665 rd rd 3 tertile (0.6673) 26/88 1.620 0.4597 3 tertile (0.6673) 30/96 1.733 0.0177 -15 -10 -5 0 5 10 15 -5 -2.5 0 2.5 5 Favors Placebo Favors Treatment Favors Placebo Favors Treatment *FORTITUDE-ALS did not achieve statistical significance, but patients on all dose groups of reldesemtiv declined less than patients on placebo O V E R V I E W C A R D I A C C A N D I D A TE S S K E L E T A L C A N D I D A T E S C O R P OR A T E P R O F IL E 53Subgroup Analyses* ALSFRS-R Total Score Percent Predicted SVC No. of Patients LSM Difference No. of Patients LSM Difference (pbo/reldesemtiv) (95% Cl) Estimate P value (pbo/reldesemtiv) (95% Cl) Estimate P value Percent predicted SVC at baseline Percent predicted SVC at baseline <80 38/102 1.037 0.5935 <80 43/109 1.588 0.0089 ≥80 52/187 2.135 0.0834 ≥80 57/196 0.264 0.5296 ALSFRS-R total score at baseline ALSFRS-R total score at baseline <Median (38.0) 43/118 2.886 0.1.41 <Median (38.0) 48/129 1.107 0.0585 ≥Median (38.0) 47/171 0.451 0.7146 ≥Median (38.0) 52/176 0.685 0.0987 ALSAQ-5 total score at baseline ALSAQ-5 total score at baseline <150 49/159 0.568 0.6689 <150 52/164 0.266 0.5025 ≥150 41/130 3.489 0.0287 ≥150 48/141 1.598 0.0055 Anatomic site of disease onset Anatomic site of disease onset Limb 73/234 2.309 0.0448 Limb 80/245 0.872 0.0279 Bulbar 17/55 -0.027 0.9923 Bulbar 20/60 0.861 0.2194 Time since ALS symptom onset Time since ALS symptom onset <2 Years 50/188 0.530 0.7211 <2 Years 56/199 1.422 0.0025 ≥2 Years 40/101 3.640 0.0094 ≥2 Years 44/106 0.475 0.3439 Time since ALS diagnosis Time since ALS diagnosis <1 Year 65/210 0.819 0.5263 <1 Year 71/225 1.123 0.0101 ≥1 Year 25/79 4.237 0.0172 ≥1 Year 29/80 0.359 0.5350 <6 Months 39/130 1.230 0.4538 <6 Months 42/137 1.359 0.0154 ≥6 Months 51/159 2.285 0.1024 ≥6 Months 58/168 0.566 0.1820 Pre-study rate of disease progression Pre-study rate of disease progression (ALSFRS-R total score reduction per month) (ALSFRS-R total score reduction per month) st st 1 tertile ≤(0.3667) 29/107 0.663 0.6361 1 tertile ≤(0.3667) 32/110 0.389 0.4298 nd nd 2 tertile > (0.3667) – (0.6673) 35/94 2.960 0.0976 2 tertile > (0.3667) – (0.6673) 38/99 0.987 0.0665 rd rd 3 tertile (0.6673) 26/88 1.620 0.4597 3 tertile (0.6673) 30/96 1.733 0.0177 -15 -10 -5 0 5 10 15 -5 -2.5 0 2.5 5 Favors Placebo Favors Treatment Favors Placebo Favors Treatment *FORTITUDE-ALS did not achieve statistical significance, but patients on all dose groups of reldesemtiv declined less than patients on placebo O V E R V I E W C A R D I A C C A N D I D A TE S S K E L E T A L C A N D I D A T E S C O R P OR A T E P R O F IL E 53

Post-Hoc Analyses Inform Potential Path Forward Change From Baseline in ALSFRS-R Probability of No New DME* Over Time by Progressor Tertiles With Treatment With Reldesemtiv DME (Durable Medical Equipment): Manual wheelchair, power wheelchair, NIV, Augmentative Language Device, PEG Time (weeks) 0 1.0 0 2 4 6 8 10 12 14 -0.5 0.9 -1 -1.5 0.8 Patients on -2 reldesemtiv had significantly lower risk -2.5 (38%) of agreeing to receive DME 0.7 compared to placebo Treatment difference -3 1.15; P = 0.0112 -3.5 0.6 -4 342 328 300 264 114 104 93 80 -4.5 0 4 8 12 Weeks on Treatment SP reldesemtiv combined (n=117) SP placebo (n=35) MP + FP reldesemtiv combined (n=227) MP + FP placebo (n=79) All Active Placebo O V E R V I E W C A R D I A C C A N D I D A TE S S K E L E T A L C A N D I D A T E S C O R P OR A T E P R O F IL E 54 LS mean change from baseline in ALSFRS-R Probability of No New DMEPost-Hoc Analyses Inform Potential Path Forward Change From Baseline in ALSFRS-R Probability of No New DME* Over Time by Progressor Tertiles With Treatment With Reldesemtiv DME (Durable Medical Equipment): Manual wheelchair, power wheelchair, NIV, Augmentative Language Device, PEG Time (weeks) 0 1.0 0 2 4 6 8 10 12 14 -0.5 0.9 -1 -1.5 0.8 Patients on -2 reldesemtiv had significantly lower risk -2.5 (38%) of agreeing to receive DME 0.7 compared to placebo Treatment difference -3 1.15; P = 0.0112 -3.5 0.6 -4 342 328 300 264 114 104 93 80 -4.5 0 4 8 12 Weeks on Treatment SP reldesemtiv combined (n=117) SP placebo (n=35) MP + FP reldesemtiv combined (n=227) MP + FP placebo (n=79) All Active Placebo O V E R V I E W C A R D I A C C A N D I D A TE S S K E L E T A L C A N D I D A T E S C O R P OR A T E P R O F IL E 54 LS mean change from baseline in ALSFRS-R Probability of No New DME

Convergence of Verticals Addresses CV Conditions & Co-Morbidities


CV Patient

- **HFrEF☑**
- **HCM ☑**
- HFpEF
- Other Cardiomyopathies
- Right Ventricle (RV) Dysfunction

Enhanced Cardiac Muscle Performance **Applicable Across Additional CV Conditions**

- Frailty
- Reduced Work Capacity
- Muscle Weakness

Enhanced Skeletal Muscle Performance Can Address **CV Patient Co-Morbidities**

Cytokinetics
OVERVIEW CARDIAC CANDIDATES **SKELETAL CANDIDATES** CORPORATE PROFILE
55

Sarcomere Directed Therapies CORPORATE PROFILE 56Sarcomere Directed Therapies CORPORATE PROFILE 56

We're Up To The Challenge

Pipeline*	**1** Pivotal trial readout in Q4 2020	**2** Pivotal trials in 2021	**3** Potential FDA approvals by 2025	**5** Clinical stage programs	**10** Development programs by 2025

Programs*

Heart Failure

Omecamtiv mecarbil

- Phase 3 CV outcomes trial results Q4 2020
- Phase 3 exercise capacity trial results 2H 2021

AMG-594

- Phase 1

HCM

CK-274

- Phase 2 trial initial results 2H 2020

ALS

Reldesemtiv

- Phase 3 trial starting in Q4 2020

Ongoing R&D

Additional research in muscle biology, energetics & metabolism

Foundations

175 Full time employees

$237M At Q1 2020

>$1B Eligible milestone payments in partnerships

~20% Eligible for double-digit escalating royalties** on worldwide sales on ***omecamtiv mecarbil***

*Timelines and milestones reflect Cytokinetics' current expectations and beliefs.

**Outside Japan; lower royalty rate in Japan

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE

57

Upcoming 2020 Milestones

Expect Topline Results from **GALACTIC-HF** in Q4

Expect Data from Cohort 1 of **REDWOOD-HCM** in 2H

Expect to Complete Enrollment in **METEORIC-HF**

Conduct Commercial Readiness & Develop Co-Promotion Plan for ***Omecamtiv Mecarbil***

Prepare for Potential Phase 3 Clinical Trial of ***Reldesemtiv*** in Patients with ALS

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES **CORPORATE PROFILE**

58

Sarcomere Directed Therapies THANK YOU John, diagnosed with heart failure Jillian, diagnosed with HCM Chuck, diagnosed with ALSSarcomere Directed Therapies THANK YOU John, diagnosed with heart failure Jillian, diagnosed with HCM Chuck, diagnosed with ALS